UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement

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☒	Definitive Information Statement

LUCAS ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

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SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Regulation 14C of the Securities Exchange Act

of 1934, as amended

Lucas Energy, Inc.

450 Gears Road, Suite 860

Houston, Texas 77067

December 16, 2016

Dear Stockholder:

This Information Statement (the “Information Statement”) has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), and Series B Redeemable Convertible Preferred Stock (the “Series B Preferred Stock”) of Lucas Energy, Inc., a Nevada corporation (the “Company”), to notify such Stockholders that on or about December 16, 2016, the Company received written consents in lieu of a meeting of Stockholders from holders of 13,024,664 shares of Common Stock and 302,000 shares of the Series B Preferred Stock, collectively representing approximately 63% of the 21,030,327 shares of the total issued and outstanding shares of Common Stock and Series B Preferred Stock of the Company (the “Majority Stockholders”) authorizing the Company to amend its Articles of Incorporation to change its name to “Camber Energy, Inc.” (the “Name Change”).

On August 26, 2016, the Board of Directors of the Company approved the Name Change, subject to Stockholder approval. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Name Change. The Name Change will become effective twenty (20) days after the Information Statement is filed with the SEC, and mailed or furnished, to Stockholders of Record (defined below), and when we file the Certificate of Amendment (the “Amendment”) with the Secretary of State of the State of Nevada to effect the Name Change.

No action is required by you.  The accompanying Information Statement is furnished only to inform our Stockholders of the Name Change before it occurs, in accordance with the requirements of United States federal securities laws.  This Information Statement was mailed, or furnished, on or about December 16, 2016, to all of the Company’s Stockholders of record (“Stockholders of Record”) as of the close of business on December 15, 2016 (the “Record Date”).

THIS IS NOT A NOTICE OF ANNUAL MEETNIG OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE MATTER DESCRIBED HEREIN.

By Order of the Board of Directors

Name: Anthony C. Schnur
Title: Chief Executive Officer

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ACTION 1 - NAME CHANGE TO “CAMBER ENERGY, INC.” AND RELATED

AMENDMENT OF ARTICLES OF INCORPORATION

General

 In December 2015, the Company entered into an Asset Purchase Agreement (as amended, the “Asset Purchase Agreement”) with various sellers named therein to acquire (the “Acquisition”) working interests in producing properties and undeveloped acreage in Texas and Oklahoma, including varied interests in two largely contiguous acreage blocks in the liquids-rich Mid-Continent region of the United States, and related wells, leases, records, equipment and agreements associated therewith as well as producing shale properties in Glasscock County, Texas. The closing of the Acquisition occurred on August 25, 2016. The Company agreed pursuant to the Asset Purchase Agreement that, after the closing of the Acquisition, it would rebrand and change our name to “Camber Energy, Inc.”

The Board of Directors has determined that it is advisable and in the best interests of the Company to change the Company’s name to “Camber Energy, Inc.” in order to, among other things, fulfill its obligations under the Asset Purchase Agreement in connection with the Acquisition.

In accordance with our Bylaws (as amended and restated from time to time, the “Bylaws”), by written consent on December 6, 2016, the Board adopted resolutions approving an amendment to our Articles of Incorporation, as amended to date (the “Articles of Incorporation”) to effect a Name Change for the Company.

To obtain the approval of our Stockholders for the Name Change, the Articles of Incorporation and the Bylaws provide that any action that may be taken at any annual or special meeting of our stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to take such action.  To eliminate the costs and management time involved in holding a meeting and obtaining proxies and effect the Name Change as early as possible in order to accomplish the purposes herein described, we elected to utilize the written consent of the Majority Stockholders. On December 16, 2016, the Majority Stockholders approved the resolution authorizing the Company to amend the Articles of Incorporation to affect the Name Change.

The Company will file a Certificate of Amendment to the Articles of Incorporation with the State of Nevada in order to effect the Name Change 20 days after this Information Statement is filed with the SEC and mailed or furnished to the Stockholders of Record.

After the Name Change and filing of the Amendment, we plan on trading on the NYSE MKT under the ticker symbol “CEI.”

Stockholders should not destroy any stock certificates and should not submit any stock certificates until requested to do so.

Vote Required

Pursuant to our governing documents, the affirmative vote of the holders of a majority of the voting power of our Common Stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the Majority Stockholders as described herein.  As a result, the Amendment has been approved and no additional votes will be needed.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, we had authorized capital stock consisting of 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”). As of the Record Date, we have (i) 21,030,327 shares of Common Stock outstanding, (ii) 2,000 designated shares of Series A Convertible Preferred Stock, none of which are outstanding, (iii) 600,000 designated shares of Series B Preferred Stock, 552,000 of which are outstanding, and (iv) 5,000 designated shares of Series C Preferred Stock, 527 of which are outstanding.

OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of the dates indicated below by (i) each person who is known by us to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our current executive officers and directors as a group.

The percentages shown in the table under the column “Percent” are based on 21,030,327 shares of Common Stock outstanding as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of Common Stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 450 Gears Road, Suite 860, Houston, Texas 77067.

Stockholder	Number of Shares		Percent
Executive Officers and Directors
Anthony C. Schnur	22,339	(1)	*
Kenneth R. Sanders	16,834		*
Paul Pinkston	4,741		*
Richard N. Azar II	6,012,502	(2)	28.6%
Alan W. Dreeben	2,109,794	(3)	10.0%
Fred Hofheinz	41,170	(4)	*
Robert D. Tips	1,191,694	(5)	5.7%
Fred S. Zeidman	3,000	(6)	*
All Executive Officers and Directors as a Group (Eight Persons)
RAD2 Minerals, Ltd. P.O. Box 6172 San Antonio, Texas 78209	4,837,385	(7)	23.0%
DBS Investments, Ltd. 105 Nadine San Antonio, Texas 78209	1,247,912	(8)	5.9%
MPII, Inc. P.O. Box 14000 San Antonio, Texas 78214	1,191,694	(5)	5.7%

_________________________

* Indicates beneficial ownership of less than 1% of the outstanding Common Stock

(1)

Includes (i) options to purchase 6,000 shares of the Common Stock at an exercise price of $43.50 per share, which expire if unexercised on October 31, 2017; (ii) options to purchase 2,000 shares of the Common Stock at an exercise price of $40.25 per share which expire if unexercised on January 8, 2018; and (iii) options to purchase 2,000 shares of the Common Stock at an exercise price of $39.50 per share which expire if unexercised on October 31, 2017. A total of 1,680 of the shares held by Mr. Schnur are held in his IRA.

(2)	Consists of (i) 760,997 shares of Common Stock owned by Mr. Azar, individually; (ii) 3,409,385 shares of Common Stock and 1,428,000 shares of Common Stock issuable upon conversion of 200,000 shares of Series B Preferred Stock, owned by RAD2 Minerals, Ltd., which Mr. Azar may be deemed to beneficially own because of his relationship with RAD2 Minerals, Ltd.; and (iii) 414,120 shares of Common Stock issuable upon conversion of 58,000 shares of Series B Preferred Stock, owned by Segundo Resources, LLC, which Mr. Azar may be deemed to beneficially own because of his relationship with Segundo Resources, LLC.

(3)	Consists of (i) 1,795,634 shares of Common Stock and (ii) 314,160 shares of Common Stock issuable upon conversion of 44,000 shares of Series B Preferred Stock.
(4)	Includes options to purchase 960 shares of Common Stock which have an exercise price of $51.75 per share which expire on October 7, 2020. Also includes options to purchase 2,000 shares of the Company’s Common Stock at an exercise price of $24.50 per share, which are exercisable until December 24, 2016. Also includes options to purchase 2,000 shares of the Company’s Common Stock at an exercise price of $5.50 per share, which are exercisable until March 25, 2018.

(5)	Consists of 1,191,694 shares of Common Stock beneficially owned by MPII, Inc. Mr. Tips is the Chief Executive Officer and 100% owner of R. D. Tips, Inc., a Texas corporation, which in turn owns 100% of MPII, Inc., of which Mr. Tips also serves as the Chief Executive Officer. By virtue of this relationship, Mr. Tips is deemed to beneficially own the securities beneficially owned by MPII.

(6)	Includes options to purchase 1,000 shares of the Company’s Common Stock at an exercise price of $24.50 per share, which are exercisable until December 24, 2016. Also includes options to purchase 2,000 shares of the Company’s Common Stock at an exercise price of $5.50 per share, which are exercisable until March 25, 2018.

(7)	Consists of (i) 3,409,385 shares of Common Stock and (ii) 1,428,000 shares of Common Stock issuable upon conversion of 200,000 shares of Series B Preferred Stock.

(8)	DBS Management, LLC, the general partner of DBS Investments, Ltd., may direct the vote and disposition of the 1,247,912 shares of Common Stock held by DBS Investments, Ltd.. As the manager of DBS Management, LLC, Mr. Donnie B. Seay may direct the vote and disposition of such shares of Common Stock.

DISSENTER’S RIGHTS

The Stockholders have no right under the NRS, the Articles of Incorporation or Bylaws to dissent from the provision adopted in the Amendment.

EFFECTIVE DATE AND EFFECTS OF THE NAME CHANGE

Pursuant to Rule 14c-2 promulgated pursuant to the Exchange Act, the Name Change will not be effective until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our Stockholders. The Company anticipates that this Information Statement will be mailed or furnished to our Stockholders on or about December 16, 2016.  Therefore, the Company anticipates that the Name Change will be effective on or about January 4, 2017, or such later date as all conditions and requirements to effectuate the Name Change are satisfied.  Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Name Change by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Name Change.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to Stockholders who share a single address unless we received contrary instructions from any Stockholder at that address.  This practice, known as “house-holding,” is designed to reduce our printing and postage costs.  However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a Stockholder at a shared address to which a single copy of the Information Statement was delivered.  You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 450 Gears Road, Suite 860, Houston, Texas 77067or by calling the Company at (713) 528-1881.

If multiple Stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each Stockholder a separate copy of future mailings, you may mail notification to the Company at 450 Gears Road, Suite 860, Houston, Texas 77067 or call the Company at (713) 528-1881. Additionally, if current Stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to Stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC.  The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC.  Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates.  The SEC maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the SEC through the EDGAR system.  Copies of such filings may also be obtained by writing to 450 Gears Road, Suite 860, Houston, Texas 77067.

FORWARD-LOOKING STATEMENTS

This Information Statement and the documents to which we refer you in this Information Statement may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Information Statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters.  All forward-looking statements included in this Information Statement are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made.  Any and all such forward-looking statements are as of the date of this Information Statement.  We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law.  In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov.  For additional information, please see the section titled “Where You Can Obtain Additional Information” above.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above action.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.  Please carefully read this Information Statement.

By Order of the Board of Directors

By: Anthony C. Schnur
Chief Executive Officer

Dated: December 16, 2016